UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

GAN Limited

(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

On January 10, 2024, GAN Limited (the “Company”) issued the following press release in connection with the Agreement and Plan of Merger, dated November 7, 2023, by and among the Company, SEGA SAMMY CREATION INC., and Arc Bermuda Limited.

GAN Files Definitive Proxy Statement and Will Hold Special Meeting of Shareholders to vote on merger with affiliate of SEGA SAMMY HOLDINGS, INC.

Special meeting of shareholders to be held on February 13, 2024

Irvine, California | January 10, 2024: GAN Limited (the “Company” or “GAN”) (NASDAQ: GAN), a leading North American B2B technology provider of real money internet gaming solutions and a leading International B2C operator of Internet sports betting, today announced that the Company will hold its Special Meeting of Shareholders to vote on the proposed merger with a subsidiary of SEGA SAMMY CREATION INC., an affiliate of SEGA SAMMY HOLDINGS, INC. The meeting will take place on Tuesday, February 13, 2024, at 10:00 AM Pacific Time and will be held in a virtual format via live audio webcast. The unique link to join the webcast will be provided to shareholders upon registering to attend the meeting.

Shareholders of record as of the close of business on January 2, 2024, and shareholders holding a legal proxy for the meeting, are eligible to vote at the meeting. Shareholders who are eligible to vote have been mailed a notice of special meeting, proxy statement, proxy card and instructions on how to vote their shares. Shareholders are encouraged to vote and submit proxies as early as possible in advance of the meeting by one of the methods described in the proxy statement.

Shareholders will find important information and detailed instructions about how to participate in the virtual meeting in the proxy statement that is available on the Company’s website, www.gan.com, within the Investors page. Interested shareholders may also view the Company’s annual report that is available on the Company’s website, www.gan.com, or filed with the Securities and Exchange Commission at www.sec.gov.

Important Additional Information:

In connection with the proposed merger, the Company has filed with the U.S. Securities and Exchange Commission (“SEC”) a proxy statement and other relevant documents concerning the Merger. The proxy statement and other materials filed with the SEC contain important information regarding the Merger, including, among other things, the recommendation of the Company’s Board of Directors with respect to the Merger. SHAREHOLDERS ARE ENCOURAGED TO READ THE PROXY STATEMENT AND OTHER PROXY MATERIALS THAT THE COMPANY FILES WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER AND RELATED MATTERS. Shareholders can obtain the proxy statement, as well as other filings containing information about the Company, free of charge, at the website maintained by the SEC at www.sec.gov. Copies of the proxy statement and other filings made by the Company with the SEC can also be obtained, free of charge, by directing a request to GAN Limited, 400 Spectrum Centre Drive, Suite 1900, Irvine, CA 92618, Attention: Corporate Secretary.

The Company and its directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies in respect of the Merger. Information regarding the Company’s directors and executive officers, including their ownership of the Company’s ordinary shares, is available in the proxy statement. If and to the extent that any of the Company and its directors and executive officers and other persons who may be deemed participants in the solicitation of proxies in respect of the merger will have any interest in the merger or receive any additional benefits in connection with the merger a description of any such interest and benefits, by security holdings or otherwise, is described in the proxy statement relating to the merger and other relevant documents concerning the merger that will be filed by the Company with the SEC. As described above, these documents will be available free of charge at the SEC’s website or by directing a written request to the Company. The Company’s shareholders can obtain more information regarding the interests and benefits of the Company’s directors and executive officers in the Merger by reading such definitive proxy statement and other relevant documents when they become available.

About GAN Limited

GAN is a leading business-to-business supplier of internet gaming software-as-a-service solutions predominantly to the U.S. land-based casino industry. Coolbet, a division of GAN, is a market-leading operator of proprietary online sports betting technology with market leadership positions in select European and Latin American markets. GAN has developed a proprietary internet gaming enterprise software system, GameSTACK™, which it licenses to land-based casino operators as a turnkey technology solution for regulated real money internet gaming, encompassing internet gaming, internet sports gaming, and virtual Simulated Gaming. Additional information about GAN can be found online at www.GAN.com.

About Sega Sammy Holdings Inc.

The Sega Sammy Holdings, Inc. the holding company for a group of companies comprising the Entertainment Contents Business, which offers a diversity of fun through consumer and arcade game content, toys and animation; the Pachislot and Pachinko Machines Business, which conducts everything from development to sales of Pachinko/Pachislot machines; and the Resort Business, which develops and operates hotels.

About Sega Sammy Creation Inc.

Sega Sammy Creation Inc. is a gaming machine manufacturer that utilizes its wealth of creativity, entertainment experience and technology to produce products that offer new and exciting experiences. With these products, Sega Sammy looks to surpass anything seen thus far and breathe new life into the global gaming market.

Forward-Looking Statements

This release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this release that do not relate to matters of historical fact should be considered forward-looking statements, including, without limitation, statements regarding the occurrence and timing of the special meeting and the completion of the merger and related transactions. In addition, statements that include the words “expect,” “intend,” “plan,” “believe,” “project,” “forecast,” “estimate,” “may,” “should,” “anticipate” and similar statements of a future or forward-looking nature. These forward-looking statements are based on management’s current expectations. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause actual results, performance, or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements including those risks detailed under “Risk Factors” in our Annual Report on Form 10-K and subsequent periodic reports. Readers are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date on which they are made. The Company undertakes no obligation to update or revise any forward-looking statements for any reason, except as required by law.

Investor Contacts:

GAN Robert Shore Vice President, IR and Capital Markets (610) 812-3519 rshore@GAN.com	Alpha IR Group Ryan Coleman or Davis Snyder (312) 445-2870 GAN@alpha-ir.com